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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                 (Date of earliest event reported): July 2, 2001


                              FASHIONMALL.COM, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                        00114981                  061544139
        --------                        --------                  ---------

(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
of Incorporation)                                            Identification No.)

                               575 Madison Avenue
                            New York, New York 10022
              (Address of principal executive office and zip code)


               Registrant's telephone number, including area code:
                                 (212) 891-8075

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ITEM 5. OTHER EVENTS.

         On July 2, 2001, the Registrant publicly disseminated a press release announcing its offer to purchase up to 1,216,600 shares of its Common Stock at $2.50 per share. A copy of this press release of the Registrant is included herein as Exhibit 99.1. This press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.


              99.1 Press Release, dated July 2, 2001, announcing Registrant's offer to purchase up to 1,216,600 shares of its Common Stock at $2.50 per share.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FASHIONMALL.COM, INC.

                                           By:  /s/ Benjamin Narasin
                                                --------------------
                                           Name:  Benjamin Narasin
                                           Title: Chairman and Chief Executive

Date: July 2, 2001





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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------


99.1 Press Release, dated July 2, 2001, announcing Registrant's offer to purchase up to 1,216,600 shares of its Common Stock at $2.50 per share.



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